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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       MassMutual Participation Investors
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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                       MASSMUTUAL PARTICIPATION INVESTORS
                        Springfield, Massachusetts 01115

                                     [LOGO]


                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT



                                      TIME
                             FRIDAY, APRIL 19, 2002
                                  AT 1:00 P.M.



                                      PLACE
                                    OAK ROOM
                              MASSACHUSETTS MUTUAL
                             LIFE INSURANCE COMPANY
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

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Please date, fill in and sign the enclosed form of proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.
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                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts

Dear Shareholder:

      The 2002 Annual Meeting of Shareholders will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 19, 2002. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

      BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD, YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you find you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

      At the meeting, shareholders will be asked to elect one Trustee and to re-elect two Trustees, to ratify the selection of Deloitte & Touche LLP as auditors, and to approve the existing Investment Advisory and Administrative Services Contract dated October 7, 1988, with David L. Babson & Company Inc.

       The Trustees recommend that the shareholders elect the nominated Trustees, ratify the selection of Deloitte & Touche LLP, and approve the existing contract with David L. Babson & Company Inc.

      I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                                                     Sincerely,

                                                     /s/ Stuart H. Reese
                                                     ---------------------------
                                                     Stuart H. Reese
                                                     Chairman

                       MASSMUTUAL PARTICIPATION INVESTORS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MASSMUTUAL PARTICIPATION INVESTORS:

      The Annual Meeting of Shareholders of MASSMUTUAL PARTICIPATION INVESTORS (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 19, 2002, at 1:00 p.m., Eastern Time, for the following purposes:

     (1) To elect Steven A. Kandarian as Trustee for a three-year term, and to re-elect Jack A. Laughery and Corine T. Norgaard as Trustees for three-year terms, and until their successors are duly elected and qualified;

     (2) To ratify the selection of Deloitte & Touche LLP as auditors of the Trust for the fiscal year ending December 31, 2002;

     (3) To approve the Trust's existing Investment Advisory and Administrative Services Contract with David L. Babson & Company Inc. dated October 7, 1988; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of record of the shares of beneficial interest of the Trust at the close of business on February 19, 2002, are entitled to vote at the meeting or any adjournment thereof.


                                              By order of the Board of Trustees,


                                              /s/ Stephen L. Kuhn
                                              ---------------------------------
                                              Stephen L. Kuhn
                                              VICE PRESIDENT AND SECRETARY


 Springfield, Massachusetts
 February 27, 2002

                                 PROXY STATEMENT
                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MASSMUTUAL PARTICIPATION INVESTORS (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company (the "Insurance Company"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 19, 2002, at 1:00 p.m., Eastern time.

      Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

      Holders of the shares of beneficial interest of the Trust ("shares") of record at the close of business on February 19, 2002, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,465,359 shares outstanding on the record date. To the best knowledge of the Trust, the only beneficial owner of more than 5% of the outstanding shares of the Trust is the Insurance Company. The Insurance Company may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "Note") issued by the Trust. The Insurance Company, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

      The mailing address of the principal executive offices of the Trust is 1500 Main Street, Suite 1100, Springfield, Massachusetts 01115. This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders and proxy card are being mailed on or about February 27, 2002, to shareholders of record on February 19, 2002, the record date.

      Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of the votes cast is required to elect Trustees. Thus, the three nominees for election as Trustees at the Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees. Under the Trust's Declaration of Trust a majority of the shares voted is required to ratify the selection of independent accountants.

      An affirmative "majority vote" of the Trust's shares is required to approve the continuance of the Trust's Investment Advisory and Administrative Services Contract dated October 7, 1988 (the "Contract"), with David L. Babson & Company Inc. ("Babson"). An affirmative "majority vote" means either (1) the holders of at least 67% of the Trust's shares present in person or by proxy, if more than 50% of the Trust's outstanding shares are present or represented by proxy, or (2) a majority of the outstanding shares of the Trust, whichever is less.

      Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. As to the continuance of the Contract, abstentions or broker non-votes have the effect of a negative vote. With respect to the election of Trustees and the ratification of the selection of an independent accountant, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

      The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2002, 2003, and 2004. The terms of Milton Cooper, Jack A. Laughery and Corine T. Norgaard expire this year. Mr. Cooper, who is 72, will be retiring from the Board. Mr. Laughery and Ms. Norgaard have been nominated for re-election for three-year terms. Steven A. Kandarian has been nominated for election as a Trustee for a three-year term. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES AND NOMINEES FOR TRUSTEE

      Set forth below after the name of each nominee for Trustee, and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust, age, year of election as trustee, year that his or her term ends, principal occupation or employment during the past five years, certain other directorships held by them, and certain other information required to be disclosed in this proxy statement.



                                                         INTERESTED TRUSTEES

NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                              TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                                 TERM ENDS     SHARES OWNED*
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Stuart H. Reese1  (46)       Executive Vice President and Chief Investment Officer (since 1999)          1999/2003    Over $100,000
                             of the Insurance Company; Director and CEO (since 2000), and
MassMutual Life Ins. Co.     President (2000-2001) of Babson; Chief Executive Director
1295 State Street            (1997-1999), Senior Vice President (1993-1997) of the Insurance
Springfield, MA 01111        Company; President (1993-1999), Chairman and Trustee (1999), MML
                             Series Investment Fund; Director (since 1995), MassMutual Corporate
TRUSTEE                      Value Partners; President (1994-1999), Chairman and Trustee (1999),
CHAIRMAN (since 1999)        MassMutual Institutional Funds; Director (since 1993), MML Baystate
PRESIDENT (1993-1999)        Life Insurance Company; Advisory Board Member (since 1995),
                             Kirtland Capital Partners; Director (since 1996), MassMutual High
                             Yield Partners II; Director (since 1996), CM Assurance Company;
                             Director (since 1996), CM Benefit Insurance Company; Director
                             (since 1996), CM Life Insurance Company; Director (since 1996), CM
                             International, Inc; Director (since 1996), Antares Capital
                             Corporation; Director (since 1996), Charter Oak Capital Management,
                             Inc.; Director (since 1996), State House I Corporation; President
                             (since 1998), MassMutual/Darby CBO LLC; Director (since 1999), MLDP
                             Holdings. Chairman (since 2000), Cornerstone Real Estate Advisers
                             Inc.; Trustee, Chairman (since 1999) and President (1993-1999)
                             MassMutual Corporate Investors (closed-end investment company advised by Babson).
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-------------------
1 Mr.  Reese is an  "interested  person" of the Trust (as  defined in the Investment  Company Act of 1940,  amended)  because of his position as an Officer of the Trust and a Director and CEO of Babson.

* Based on Market value as of January 25, 2002.

NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                        TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                           TERM ENDS     SHARES OWNED*
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Richard G. Dooley2  (72)     Consultant (since 1993) and former Executive Vice President and       1988/2003    Over $10,001-$50,000
                             Chief Investment Officer of the Insurance Company; Director (since
MassMutual Life Ins. Co.     1992), Kimco Realty Corp. (shopping center ownership and
1295 State Street            management); Director (since 1993), Jeffries Group, Inc. (financial
Springfield, MA  01111       services holding company); Chairman (1999 and 1988-1995), Vice
                             Chairman (1995-1999) and Trustee, MML Series Investment Fund
TRUSTEE                      (open-end investment company advised by the Insurance Company);
VICE-CHAIRMAN                Chairman (1999, and 1982-1995), Vice Chairman (since 1995) and
 (since 1995)                Trustee (since 1974), MassMutual Corporate Investors
CHAIRMAN (1999, 1988-1995)   (closed-end investment company advised by Babson.
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2 Mr.  Dooley is an  "interested  person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as an Officer of the Trust and consultant to the Insurance Company.

NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                              TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                                 TERM ENDS     SHARES OWNED*
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Donald E. Benson  (71)       Executive Vice President and Director (since 1992), Marquette               1988/2004  $50,001-$100,000
                             Bancshares (bank holding company); Partner (since 1996), Benson
MassMutual Participation     Family Limited Partnership No. 1 and Benson Family Limited
Investors                    Partnership No. 2 (investment partnerships); Partner (since 1987),
1500 Main Street             Benson, Pinckney, Oates Partnership (building partnership);
Suite 1100                   Director (since 1997), Mercantile Bancorp (bank holding company)
Springfield, MA  01115       and Mercantile National Bank; Director, Mesaba Holdings, Inc.
                             (commuter airline); Trustee (since 1986), MassMutual Corporate
                             Investors (closed-end investment company advised by Babson.
TRUSTEE
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NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                        TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                           TERM ENDS     SHARES OWNED*
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Donald Glickman  (68)        Chairman (since 1992), Donald Glickman and Company, Inc.              1992/2004    Over $10,001-$50,000
                             (investment banking); Partner (since 1992), J.F. Lehman & Co.
MassMutual Participation     (private investments); Director (1988-2000), CalTex Industries,
Investors                    Inc. (manufacturer of windows); Director (since 1984) Monro
1500 Main Street             Muffler Brake, Inc. (automobile repair service); Director (since
Suite 1100                   1998), MSC Software, Inc., Trustee (since 1992), MassMutual
Springfield, MA  01115       Corporate Investors (closed-end investment company advised by Babson).
TRUSTEE
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NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                              TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                                 TERM ENDS     SHARES OWNED*
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Martin T. Hart   (66)        President and Director (1983-2000) H Corporation; Partner                   1991/2003    Over $100,000
                             (1986-2000), Consolidated Nursery Properties (wholesale nursery and
MassMutual Participation     garden center); Director (1993-2000), Optical Security Group, Inc.
Investors                    (product security); Director (since 1992), Schuler Homes, Inc.
1500 Main Street             (housing); Director (1990-1998), PNB Financial Group (bank holding
Suite 1100                   company); Director (since 1997), T Netiks (communications);
Springfield, MA 01115        Director (since 1996), PJ America (pizza restaurant); Director
                             (1993-1998), PJNC, Inc. (pizza restaurant); Director (1994-1996),
TRUSTEE                      The Bagel Group (bagel restaurant); Director (1992-1996), PJVA, Inc.
                             and PJV, Inc. (pizza restaurants); Director (1994-1999),  Ardent
                             Software, Inc. (computer company); Director (since 1994),
                             Houston Pizza Venture (pizza restaurant); Trustee (since 1994),
                             Regis University (university); Director (since 1999), Value
                             Click (internet marketing company); Director (since 1998), CoreChange,
                             Inc. (technology portal company); Director (since 1994) PJ Iowa
                             (pizza restaurant); Director (since 1998) PJ Nor-Cal (pizza restaurant); Director (since 1999) Stephany's Chocolate (candy factory); Director (since 1998), Vail Banks (bank); Trustee (since
                             1991), MassMutual Corporate Investors (closed-end investment company advised by Babson).
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NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                        TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                           TERM ENDS     SHARES OWNED*
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Jack A. Laughery*(67)        Chairman (1997-1998) President and Partner (since 1996), Laughery     1996/2002*   Over $10,001-$50,000
                             Investments; Partner (since 1996), Papa John's New England (food
MassMutual Participation     service); Consultant (since 1996), Papa John's Iowa (food service);
Investors                    Director (1997-1998), Maynard Capital Partners (investments);
1500 Main Street             Director (since 1993), Papa John's International (food service
Suite 1100                   companies); Director (since 1994), Houston Pizza Venture LLC (pizza
Springfield, MA  01115       restaurant); Partner (1988-1998), Atlantic Beach Sheraton; Partner    *Nominee for
                             (since 1987), Coastal Lodging (hotels); Director (1990-1997),          Re-election
                             Sprint Mid-Atlantic (telecommunications); Part Owner (since 1998),     for a three-year
TRUSTEE                      Rocky Mount Harley Davidson; Partner (since 1996), Papa John's         term
                             Iowa; Trustee (since 1996), MassMutual Corporate Investors
                             (closed-end investment company advised by Babson).
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NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                              TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                                 TERM ENDS     SHARES OWNED*
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Corine T.  Norgaard*  (64)   Dean (since 1996), Barney School of Business and Public                     1998/2002*  $1-$10,000
MassMutual Participation     Administration, University of Hartford; Director (since 1997), The
Investors                    Advest Bank; Trustee (since 1993), Aetna Series Fund (investment
1500 Main Street             company); Director (since 1992), Aetna Variable Series Fund;
Suite 1100                   Trustee (since 1998), MassMutual Corporate Investors (a                     *Nominee for
Springfield, MA 01115        closed-end investment company advised by Babson).                            Re-election for
                                                                                                          a three-year
TRUSTEE                                                                                                   term.
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NAME (AGE)                                      PRINCIPAL OCCUPATION
ADDRESS                                       DURING THE PAST FIVE YEARS/                              TERM BEGAN/   DOLLAR RANGE OF
POSITION WITH THE FUND                         OTHER DIRECTORSHIPS HELD                                 TERM ENDS     SHARES OWNED*
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Steven A. Kandarian*  (49)   Executive Director, (since 2001) Pension Benefit Guaranty Corp.,            2002/2005*  None
MassMutual Participation     (a federal pension agency); Managing Director, (1993-2001) Orion
Investors                    Partners, L.P. (a private equity fund); Chairman of the Board,
1500 Main Street             Allied Foods, Inc.** (manufacturer and distributor of pet food)             *Nominee for election
Suite 1100                   1993-1997.                                                                   as Trustee for a
Springfield, MA 01115                                                                                     three-year term.

NOMINEE FOR TRUSTEE          ** Allied Foods, Inc., a private corporation, filed a petition for bankruptcy under Chapter 11 in December 1997.
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SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

      The table on page 14 displays information concerning beneficial ownership, as of December 31, 2001 of the Trust's shares by each Trustee, and by the Trust's nominees for Trustee and executive officers as a group.

          NAME                      SHARES            PERCENTAGE OF
       INDIVIDUAL                BENEFICIALLY          OUTSTANDING
        OR GROUP                    OWNED*            SHARES OWNED
        --------                    ------            ------------

Donald E. Benson                     7,258                 **
Milton Cooper                        3,165                 **
Richard G. Dooley                    2,019                 **
Donald Glickman                      2,540                 **
Martin T. Hart                      44,438                 0.47%
Jack A. Laughery                     1,274                 **
Corine T. Norgaard                   1,011                 **
Stuart H. Reese                     11,526                 0.12%
Steven A. Kandarian                   None                 **

All Trustees, Nominees
and Executive Officers
as a Group                          80,567                 0.85%

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

     The Board of Trustees has an Audit Committee composed exclusively of Trustees who are not "interested persons" of the Trust. Its present members are Messrs. Benson and Hart, and Ms. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange and the U.S. Securities and Exchange Commission. The Audit Committee reviews the independence of the Trust's independent accountants and the Trust's financial statements and operations. The Committee also recommends to the Board of Trustees the engagement of the Trust's independent auditors, and reviews with the auditors the plan and scope of their audit for each year, the results of the audit when completed and their fees for services performed. The Audit Committee also supervises investigations into matters relating to audit function. During the twelve months ended December 31, 2001, the Audit Committee held two meetings.

--------
* This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and officer. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. Fractional shares are not reported.
** Less than one-tenth of one percent is not listed.

      The Trust also has a Joint Transactions Committee, made up of the independent Trustees, that reviews certain investment transactions. This committee acts primarily by consent and eleven consents were executed by committee members, approving 13 investments during the past fiscal year. The committee met informally four times during the year in conjunction with the quarterly meetings of the full board.

      In addition, the Trust has a Nominating Committee whose members are also the independent Trustees. The Nominating Committee is responsible for nominating independent Trustees. The Nominating Committee may consider nominations submitted by the Trust's shareholders at its discretion. This committee met once during fiscal year 2001.

      During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by telephone conference). All Trustees attended at least 80% of all of the meetings of the Board of Trustees.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

      Pursuant to the Contract, Babson paid the expenses of the Trust's officers and employees and of all Trustees of the Trust who were officers or employees of Babson, with the exception of Mr. Reese and Mr. Dooley, whose compensation was paid by the Insurance Company. Thus during its fiscal year ended December 31, 2001, the Trust did not pay any compensation to any of its officers or employees or to any of its Trustees who were also officers or employees of Babson or the Insurance Company. Babson will pay the expenses of the Trust's officers and employees and of all Trustees of the Trust who are officers or employees of Babson. The Insurance Company will pay the expenses of the Trust's officers and employees and of all Trustees of the Trust who are officers or employees of the Insurance Company.

      Trustees who are not officers or employees of the Insurance Company or Babson receive fees of $1,000 for each Trustees' meeting which they attend and annual Trustees' fees of $8,000. No meeting fees are paid for meetings conducted by telephone conference or by unanimous written consent. Members of the Audit Committee and Nominating Committee receive an additional fee of $600 per meeting. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their travel expenses paid by the Trust during the fiscal year ended December 31, 2001 was approximately $90,122.

      The following table discloses the compensation paid to the Trust's independent Trustees for the fiscal year ended December 31, 2001. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company managed by Babson. (Both funds collectively referred to as the "Fund Family").

                                       TOTAL
                                     AGGREGATE           COMPENSATION
      NAME OF                      COMPENSATION            FROM FUND
      TRUSTEE                       FROM TRUST              FAMILY
      -------                       ----------              ------

Donald E. Benson                    $12,200                $29,900
Milton Cooper                        12,600                 31,200
Donald Glickman                      12,600                 31,200
Martin T. Hart                       13,800                 33,600
Jack A. Laughery                     12,600                 31,200
Corine T. Norgaard                   13,200                 32,400


                        (2) RATIFICATION OR REJECTION OF
                              APPROVAL OF AUDITORS

      The Trust's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP to act as auditors for the Trust for the fiscal year ending December 31, 2002. Deloitte & Touche LLP has assured the Trust that they are independent public accountants and have no direct or material indirect interest in the Trust.

      A representative of Deloitte & Touche LLP is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders.

AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, the Audit Committee has:

     o reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with the Management and Deloitte & Touche LLP, the Trust's independent public accountants;

     o discussed with Deloitte & Touche LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

     o received the written disclosure and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence.

        The Audit Committee has also reviewed the aggregate fees billed for professional services rendered for the Trust by Deloitte & Touche LLP, and for the non-audit services provided to Babson, and Babson's parent, the Insurance Company by Deloitte & Touche

LLP. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2001 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2001 and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange. The Audit Committee and the Board have also recommended reappointment of Deloitte & Touche LLP as the Trust's independent auditors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Donald E. Benson, Audit Committee Chair
Martin T. Hart, Audit Committee Member
Corine T. Norgaard, Audit Committee Member

The Board of Trustees reviewed this Report and so approved the audited financial statements for publication in the Trust's Annual Report.

AUDIT COMMITTEE MEMBERS

     The Audit Committee is composed of Donald E. Benson, Martin T. Hart and Corine T. Norgaard.

FEES PAID TO INDEPENDENT AUDITORS

     The Trust's aggregate audit fees of Deloitte & Touche LLP for professional services rendered for the audit of the Trust's annual financial statements for the year ended December 31, 2001 were $30,470. Deloitte & Touche LLP also billed the Trust $7,400 for tax preparation services. The aggregate fees billed by Deloitte & Touche LLP for non-audit services rendered to Babson, the Trust's investment adviser, and the Insurance Company for the year ended December 31, 2001 were $302,841.

      The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of that selection.

                      (3) APPROVAL OF EXISTING INVESTMENT
                           ADVISORY AND ADMINISTRATIVE
                                SERVICES CONTRACT

      The Contract entitles the Trust to certain investment advisory and administrative services. Under the Contract, the Trust paid an advisory fee of $807,835 to Babson for the fiscal year ended December 31, 2001.

      At its meeting on January 18, 2002, the Board of Trustees (including a majority of the independent Trustees) approved, and voted to recommend that the shareholders approve, the continuance of the existing Contract with Babson. Among other things, the Board considered the nature of the services provided to the Trust by Babson, including the nature of the private placement market compared to public markets. Babson is required to provide the Trust with a continuing investment program consistent with its objectives, that includes investments in private placement debt securities without equity features, private placement debt securities and preferred stock with equity features attached, publicly-traded investment-grade and non-investment grade debt securities and certain temporary investments. The Trustees concluded that Babson has a sizeable, experienced and competent staff of investment professionals (including analysts, traders, and other support personnel) to support investment activities for a wide variety of investments.

      The Trustees also considered the expenses of the Trust assumed by Babson under the Contract; the actual fees paid to Babson by the Trust for the services provided and expenses assumed; a comparison of the Trust's fee schedule to fees charged by other investment advisers whose investment activities include private placement securities (including possible economy of scale and incentive fee features); and possible benefits to Babson as a result of the

Contract (including intangibles such as increased visibility in the financial community).

      In connection with the investment and administrative services provided to the Trust by Babson, the Trustees concluded that the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities. Valuation of private placement securities, for example, is more time consuming and requires significantly more expertise than valuation of publicly-traded securities. In making comparisons with other funds, therefore, the Trustees considered the percentage of the Trust's portfolio comprised of private placement securities.

       The Trustees also considered the Trust's investment performance over various periods of time; comparisons of the Trust's investment performance to other funds investing in restricted securities and equities and to stock and bond indices; the quality of service provided by Babson (including the size, experience and professionalism of Babson's investment, accounting and compliance staffs); the profitability of the Contract to Babson; the Trust's expenses and its expense ratio compared to other similar funds; and Babson's soft dollar practices.

      The Trustees concluded, among other things, that the investment performance of the Trust's portfolio for the one and three year periods ended September 30, 2001 was satisfactory and that its expense ratio (excluding interest expenses) for the fiscal year ended December 31, 2001 was competitive. Based on their consideration of these and other factors, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940), of the Trust or of Babson, approved, and recommended that shareholders approve, the continuation of the Contract with Babson as now in effect.

      Prior to the Annual Meeting of Shareholders on April 19, 2002, the Trustees will meet again to review their approval and recommendation. Subject to such further review by the Board of Trustees, the

Contract will be submitted to the Trust's shareholders for their approval or disapproval at the forthcoming Annual Meeting.

SUMMARY OF THE CONTRACT

      Under the Contract, Babson has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives, policies and restrictions of the Trust. The Insurance Company has retained its obligation to request each issuer of securities that the Insurance Company is prepared to purchase at direct placement, and that would be consistent with the investment policies of the Trust, to offer such securities also to the Trust. The Insurance Company agreed to use its best efforts to insure that such request is acceded to.

      Babson, at its expense, investigates and conducts relations with the issuers of securities purchased or to be purchased directly by the Trust and represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Babson provides administration of the day-to-day investment operations of the Trust and provides the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

      Either Babson or the Insurance Company pays the compensation and expenses of all officers and executive employees of the Trust, and of all Trustees of the Trust who are officers or employees of Babson or the Insurance Company. Babson pays the expenses of office rent, telephone, utilities, office furniture, equipment and other office expenses of the Trust.

      In addition, Babson, subject to the supervision of the Trustees of the Trust, will, at its expense, furnish (or make provision for) the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization (e.g., conducting Board, Committee and Shareholder meetings), supervising relations with the Trust's custodian, transfer agent, accountants and other persons dealing with the Trust, providing for pricing of the Trust's portfolio securities, coordinating the preparation of shareholder communications and conducting shareholder relations, maintaining the Trust's records, developing management services for the Trust and furnishing reports, evaluations and analyses on a variety of subjects for the Trustees of the Trust.

      The Trust pays the fees and expenses of Trustees who are not officers or employees of Babson or the Insurance Company. The Trust also pays the fees and expenses of independent advisers, independent contractors, consultants, managers and other agents which it employs other than through Babson. In addition, the Trust is responsible for the payment of legal fees and expenses; the fees and disbursements of transfer agents, dividend disbursing agents, registrars, independent accountants, and custodians and depositories of its assets; out-of-pocket business travel expenses incurred by Trustees, officers or employees of the Trust; taxes and governmental fees; the cost of preparing and mailing share certificates, dividends, reports, notices and proxy materials to shareholders; brokers' commissions or underwriting fees; and insurance as may be required by its Board of Trustees.

      Expenses incurred jointly by the Trust, Babson, the Insurance Company, MassMutual Corporate Investors (another closed-end investment company advised by Babson), and other investment funds advised by Babson, or any of them that are directly associated with the joint purchase or sale of securities by any such parties are shared by such parties in proportion to the relative amounts of such securities each is purchasing or selling.

      Under the Contract, the Trust pays Babson a quarterly fee equal to 0.225% of the value of the net assets of the Trust as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees of the Trust, including a majority of Trustees of the Trust who are not "interested persons" of the Trust or of

Babson, must approve each valuation of the Trust's net assets used to calculate Babson's fee.

       At a meeting on January 18, 2002, the Board of Trustees of the Trust approved the valuations being made as of the close of business on December 31, 2001, and arrived at a net asset value of the Trust at that date of $86,092,253.

      The Contract provides that Babson will reimburse the Trust for any amount, not exceeding Babson's entire fee for any year, by which the aggregate annual expenses (including the management fee, but excluding interest, taxes, brokerage expenses and extraordinary expenses) incurred by the Trust in such year exceed any expense limitation imposed by any state securities law or regulations thereunder applicable to the Trust. This requirement for reimbursement of expenses may be amended or rescinded with the approval of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Babson in response to changes in the requirements of state law, provided that no amendment or rescission shall be given retroactive effect unless required by the change in state law.

      Under the Contract, the Trust may use the name "MassMutual" or any name derived from or similar to the name "Massachusetts Mutual" or "Massachusetts Mutual Life Insurance Company" only for so long as the Contract or any extension, renewal or amendment thereof remains in effect. When it is no longer in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Insurance Company. The assignment of the Contract to Babson did not affect the Trust's right to use the name "MassMutual."

      The Contract also provides that Babson shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Babson in the performance of its duties or from reckless disregard by Babson of its obligations and duties under the Contract.

       The Contract is terminable on 60 days' written notice by the Trust's Board of Trustees, by a "majority vote" of the Trust's shares or by Babson. It will terminate automatically in the event of its assignment within the meaning of the Investment Company Act.

      Until terminated, the Contract will remain in force from year to year to the extent approved at least annually (a) by vote of a majority of Trustees of the Trust who are not "interested persons" of the Trust or of Babson, cast in person at a meeting called for the purpose of voting on such approval, and (b) specifically either by the Trust's Board of Trustees or by a "majority vote" of the Trust's shares.

      Shareholder approval of the continuance of the Contract is not a requirement of law. The Board of Trustees, however, believes it is desirable for the Trust's shareholders to have an opportunity to give or withhold such approval. If such approval is withheld the Contract will not automatically terminate but the Trustees will determine what action to take in the best interests of shareholders of the Trust. Approval of continuance of the Contract will require the affirmative "majority vote" of the shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE

      Transactions in direct placement securities are on a negotiated basis. Brokers and dealers who execute any portfolio transaction for the Trust will be selected primarily on the basis of obtaining the best price and execution of each transaction. In seeking the best price and execution for securities traded only in the over-the-counter market, the Trust will normally deal directly with the principal market makers unless a more favorable price may be obtained through other brokers or dealers.

      When it can be done consistent with the policy of obtaining best price and execution, it is Babson's practice to place orders with brokers and dealers who supply market quotations to the Trust or its agents for portfolio evaluation purposes, or who supply research, market and statistical information to the Trust or Babson. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. Although certain research, market and statistical information from brokers and dealers can be useful to the Trust and Babson, it is the opinion of Babson that such information is only supplementary to Babson's own research effort since the information must still be analyzed, weighed and reviewed by Babson's staff. Such information may be useful to Babson in providing services to clients other than the Trust, and not all such information will be used by Babson in connection with the Trust. Conversely, such information provided to Babson by brokers and dealers through whom other clients of Babson effect securities transactions may be useful to Babson in providing services to the Trust.

      The Trust paid $22,591 in brokerage commissions for the fiscal year ended December 31, 2001. Portfolio turnover for the fiscal year ended December 31, 2001 was 21.58%.

                               INVESTMENT ADVISER

      The names and addresses of the principal executive officer and each director of Babson and his or her principal occupations are given below:

                                 STUART H. REESE
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

          Director, Chairman and CEO of David L. Babson & Company Inc.

              Executive Vice President and Chief Investment Officer
                 of Massachusetts Mutual Life Insurance Company



                                 ROBERT E. JOYAL
                          1500 MAIN STREET, SUITE 2800
                        SPRINGFIELD, MASSACHUSETTS 01115

               Director, President and Chief Operating Officer of
                         David L. Babson & Company Inc.

                                 ROBERT LIGUORI
                                1295 STATE STREET
                        SPRINGFIELD, MASSACHUSETTS 01111

                   Director of David L. Babson & Company Inc.

               Senior Vice President and Deputy General Counsel of
                   Massachusetts Mutual Life Insurance Company

                               KEVIN M. MCCLINTOCK
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

        Director and Managing Director of David L. Babson & Company Inc.

                               FRANK L. TARANTINO
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

             Director, Chief Financial Officer, Chief Administrative
               Officer and Managing Director of David L. Babson &
                                  Company Inc.

      Executive Officers of the Trust who are officers or employees of Babson (other than Trustees) are listed below with their principal occupation or employment during the past five years. The term of each such Executive Officer is until the next meeting of the Board of Trustees following the 2002 Annual Meeting of Shareholders and until his successor shall have been chosen and qualified.

                                 ROBERT E. JOYAL

      President (since 1999), Senior Vice President (1989-1999) of the Trust; President and Chief Operating Officer (since 2001), Managing Director (2000-2001) of Babson; Executive Director (1997-1999), Vice President and Managing Director (1987-1997) of the Insurance Company; Director (since 1996) of MassMutual High Yield Partners; Director (1995-1999) of Tenneco

International; Director (since 1996) of Antares Capital Corporation; President (since 1999), Senior Vice President (1989-1999), MassMutual Corporate Investors.
Age: 57.

                               CLIFFORD M. NOREEN

      Vice President (since 1993) of the Trust; Senior Managing Director (since
2000) of Babson; Senior Managing Director (1996-1999), Managing Director (1996), Vice President (1995-1996) of the Insurance Company; Vice-President (since 1993) of MassMutual Corporate Investors. Age: 44.

                                 STEPHEN L. KUHN

      Vice President and Secretary (since 1988) of the Trust; General Counsel and Clerk (since 2000) of Babson; Senior Vice President and Deputy General Counsel (since 1999), Vice President and Deputy General Counsel (1998-1999), Vice President and Associate General Counsel (1992-1998) of the Insurance Company; Vice President and Secretary of MassMutual Corporate Investors (since
1988). Age: 55.

                             CHARLES C. MCCOBB, JR.

      Chief Financial Officer (since 1998) and Vice President (since 1997) of the Trust; Managing Director (since 2000) of Babson; Managing Director (1997-1999) of the Insurance Company; Managing Director and Vice President (1994-1997), Citicorp, Inc. (banking); Chief Financial Officer (since 1998) and Vice President (since 1997) of MassMutual Corporate Investors. Age: 58.

                                MARK B. ACKERMAN

      Treasurer (since 1998), Comptroller (1997-1998), and Associate Treasurer (1995-1998) of the Trust; Managing Director (since 2000) of Babson; Investment Director (1994-1999) of the Insurance Company; Treasurer (since 1998), Comptroller (1997-1998) and Associate Treasurer (1995-1998), MassMutual Corporate Investors. Age: 36.

      Other officers of the Trust who are officers or employees of the Babson are: Mark A. Ahmed, James T. Birchall, Shaun Corish, Roger W. Crandall, John T. Davitt, Jr., Andrew C. Dickey, Christopher P. Dowd, Walter T. Dwyer, Robert M. Feingold, Jill A. Fields, Laura L. Grant, Dean R. Graves, Michael P. Hermsen, Patrick J. Joyce, Mary Wilson Kibbe, Michael L. Klofas, Kathleen L. Kraez, Lisa
M. Kusek, Mary S. Law, Thomas S. Li, Kathleen Lynch, Mary Ann Z. McCarthy, Richard C. Morrison, Emeka Onukwugha, Elisabeth A. Perenick, James M. Roy, Thomas Shea, Robert M. Shettle, Richard E. Spencer II, J. Steven Staggs, John B. Wheeler, and Lisa J. Yoerg.

      DLB Acquisition Corporation is the direct owner of 100% of the voting shares of Babson. MassMutual Holding Company owns approximately 98% of the voting shares of DLB Acquisition Corporation. The Insurance Company owns all of the voting shares of MassMutual Holding Company. All of these corporations are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson also has an office at 1500 Main Street, Suite 1100, Springfield, Massachusetts, 01115, but its main office is located at One Memorial Drive, Cambridge, Massachusetts 02142.

      Babson also advises MassMutual Corporate Investors ("Corporate Investors"), a closed-end, non-diversified management investment company, having net assets of $175,112,547 as of December 31, 2001. Babson's Investment Services Contract with Corporate Investors provides that Babson is to be paid a base rate (the "Base Fee Rate") of 5/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to 1.25% on an annual basis), plus or minus a performance adjustment (the "Performance Adjustment"). The Performance Adjustment is based on Corporate Investors' performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrials Stock Price Index (the "S&P Industrials") and the Lehman Brothers Intermediate Credit Bond Index (the "Intermediate Bond Index," formerly named the "Lehman Brothers Intermediate Corporate Bond Index") over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between Corporate Investors' actual rate of return over the Measurement Period and the Target Rate. If Corporate Investors' actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if Corporate Investors' actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The Performance Adjustment is subject to a maximum and minimum range of 1/16 of 1% of the net asset value of Corporate Investors (approximately equivalent to .25% on an annual basis). The advisory fee payable by Corporate Investors is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of Corporate Investors as of the Valuation Date.


                           NET ASSETS              ADVISORY FEE
                              AS OF                   (ON AN
NAME OF FUND                12/31/01               ANNUAL BASIS)
------------                --------               -------------

MassMutual                                   1.25% of net assets PLUS
Corporate               $175.1 million       Performance Incentive of
Investors                                    +/- .25% (1.0% to 1.50%)

      In addition to acting as investment adviser and administrator to the Trust and Corporate Investors, Babson acts as investment sub-adviser to certain series of MML Series Investment Fund and MassMutual Institutional Funds, open-end management investment companies investing primarily in publicly traded securities. Babson also acts as adviser to the DLB Fund Group, another open-end management investment company investing primarily in publicly traded securities.

                               (4) OTHER BUSINESS

      The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      During the fiscal year, one employee of Babson who had reporting responsibilities with respect to transactions in securities of the Trust failed to timely file SEC Form 3. Mr. Crandall inadvertently failed to timely file Form 3 upon becoming an officer of the Trust.


                            PROPOSALS BY SHAREHOLDERS

      Any shareholder intending to present a proposal at the Annual Meeting to be held in 2003 who wishes to have such proposal included in the Trust's proxy material for that meeting should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 1, 2002 to be considered for inclusion in the Trust's proxy material for its 2003 Annual Meeting.

                             ADDITIONAL INFORMATION

      Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $16,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

      If any shareholders desire additional information about the matters proposed for action, the management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

      THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WILL BE MAILED ON OR ABOUT MARCH 1, 2002, TO ALL SHAREHOLDERS OF RECORD. THE FINANCIAL STATEMENTS INCLUDED IN SUCH ANNUAL REPORT ARE INCORPORATED HEREIN BY REFERENCE. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.


                                                 By order of the
                                                 Board of Trustees,

                                                 /s/ Stephen L. Kuhn
                                                 -------------------------------
                                                 Stephen L. Kuhn
                                                 VICE PRESIDENT AND SECRETARY

1500 Main Street, Suite 1100
Springfield, Massachusetts 01111
February 27, 2002

                      [This page intentionally left blank.]

                                    APPENDIX
                                  FORM OF PROXY

                       MASSMUTUAL PARTICIPATION INVESTORS

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephen L. Kuhn and Charles C. McCobb, Jr., and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 19, 2002, at 1:00 p.m. Eastern time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEMS (1), (2) AND (3) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEMS
(1), (2) AND (3).

                           PLEASE SIGN ON REVERSE SIDE

SEE REVERSE
SIDE

Please mark votes as in this example.

1. Election of Trustees

Nominee:  Steven A. Kandarian for the term set forth in the proxy statement.
-------


FOR                     WITHHELD

Nominees for  re-election: Jack A. Laughery and Corine T. Norgaard for the terms
-------------------------
set forth in the proxy statement.

FOR                     WITHHELD


For all nominees except as noted above


2. Ratification of the selection of Deloitte & Touche L.L.P. as auditors for the fiscal year ending December 31, 2002.

FOR                     AGAINST                             ABSTAIN

3. Approval of continuance of the Trust's Investment Advisory and Administrative Services Contract with David L. Babson & Company Inc. dated October 7, 1988.

FOR                     AGAINST                             ABSTAIN

4. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Annual Meeting.

MARK HERE FOR
ADDRESS CHANGE AND
NOTE AT LEFT.



MARK HERE IF
YOU PLAN TO ATTEND
THE MEETING.

Signature:
Date:

Signature:
Date:

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Please mail the completed and signed proxy to SFSI, P.O. Box 173673, Denver, CO 80217-3673.







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